UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6629

Western Asset Managed Municipals Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Fl. Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	May 31,

Date of reporting period:	May 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MAY 31, 2008

Western Asset

Managed Municipals

Fund Inc.

(MMU)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund objective is to seek as high a level of current income exempt from federal income tax as is consistent with preservation of principal.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	21

Statement of operations	22

Statements of changes in net assets	23

Financial highlights	24

Notes to financial statements	25

Report of independent registered public accounting firm	31

Additional information	32

Annual chief executive officer and chief financial officer certifications	38

Dividend reinvestment plan	39

Important tax information	41

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended May 31, 2008. Second quarter 2007 U.S. gross domestic product (“GDP”)i growth was 3.8% and third quarter 2007 GDP growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that first quarter 2008 GDP growth was a modest 1.0%. While it was once debated whether or not the U.S. would fall into a recession, it is now looking more likely that the U.S. could experience a mild recession. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first five months of 2008 and the unemployment rate rose to 5.5% in May, its highest level since October 2004.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates on six more occasions through the end of the reporting period, bringing the federal funds rate to 2.00% as of May 31, 2008. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known

Western Asset Managed Municipals Fund Inc.	I

Letter from the chairman continued

as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the 12-month reporting period ended May 31, 2008, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market crisis and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Longer-term Treasury yields then moved higher at the end of the reporting period, as record high oil prices and rising food prices triggered inflationary concerns.

Overall, during the 12 months ended May 31, 2008, two-year Treasury yields fell from 4.92% to 2.66%. Over the same time frame, 10-year Treasury yields fell from 4.90% to 4.06%. Short-term yields fell sharply in concert with the Fed’s rate cuts, while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv.

The municipal bond market lagged its taxable bond counterparts over the 12 months ended May 31, 2008. Over that period, the Lehman Brothers Municipal Bond Indexv and the Lehman Brothers U.S. Aggregate Indexvi returned 3.87% and 6.89%, respectively. During the reporting period, the municipal market was adversely affected by increased investor risk aversion and fears that an economic recession would negatively impact municipalities, as they would generate less tax revenues. In addition, several large bond insurers experienced rating downgrades due to concerns that they no longer had enough capital to guarantee billions of dollars in debt due to the fallout from the subprime mortgage crisis. Furthermore, the forced selling of municipal securities by hedge funds caused tax-free bond yields to move sharply higher (and their prices lower) in early 2008.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

II	Western Asset Managed Municipals Fund Inc.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 27, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
[v]	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Western Asset Managed Municipals Fund Inc.	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of principal. The managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that they believe will benefit from changes in market conditions.

Under normal market conditions, the Fund invests primarily in investment grade municipal bonds, but it can also invest up to 20% of its total assets in municipal bonds rated below investment grade by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent quality by the Fund’s subadviser, Western Asset Management Company (“Western Asset”). The Fund may also use a variety of derivative instruments for investment purposes, as well as for hedging or risk-management purposes.

Western Asset utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.92% and 4.90%, respectively. Treasury yields then moved sharply higher as incoming economic data improved and inflationary pressures increased. By mid-June 2007, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally,

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	1

Fund overview continued

the Fed began lowering the discount rateii and the federal funds rateiii in August and September 2007, respectively. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and the first quarter of 2008. As of May 31, 2008, two- and 10-year Treasury yields had fallen to 2.66% and 4.06%, respectively. While the Fed attempted to stimulate growth by cutting short-term interest rates from 5.25% to 2.00% over the course of the reporting period, by the end of May, it was generally assumed that the U.S. could be headed for a mild recession.

The municipal bond market underperformed the overall taxable bond market during the 12 months ended May 31, 2008. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Indexv returned 3.87% and 6.89%, respectively. The municipal market’s relative underperformance was due to a variety of factors, including several flights to quality, downgrades to a number of monoline insurance companies and fears that an economic recession would adversely affect tax-free bonds.

Q. How did we respond to these changing market conditions?

A. The Fund entered the fiscal year positioned for a steeper yield curvevi and a widening of very tight credit spreads. The Fund had an average durationvii that was shorter than that of its peer group and benchmark, and we took advantage of opportunities in the late summer of 2007 and in the first quarter of 2008 to add some longer maturities and lower-rated issues to the portfolio in response to a steeper yield curve and wider credit spreads. We used available cash and reduced the portfolio’s overweight to the Pre-refundedviii sector to fund these restructuring moves. Most of this was accomplished in the first quarter of 2008 as the crisis in the monoline insurance companies and massive de-leveraging caused municipal securities to trade at historically cheap ratios as compared to U.S. Treasury securities. These strategies were augmented by opportunistic adjustments to the Fund’s duration during periods of market uncertainty, which helped to manage interest rate risk.

2	Western Asset Managed Municipals Fund Inc. 2008 Annual Report

Performance review

For the 12 months ended May 31, 2008, Western Asset Managed Municipals Fund Inc. returned 5.30% based on its net asset value (“NAV”)ix and 4.57% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 3.87% for the same period. The Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averagex returned -1.78% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.54 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of May 31, 2008. Past performance is no guarantee of future results.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT as of May 31, 2008 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$12.07 (NAV)	5.30%
$11.13 (Market Price)	4.57%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Relative to its benchmark, the Fund’s large overweight to the overall high quality Pre-refunded sector was beneficial to its performance. The Fund’s duration was shorter than that of its peer group and benchmark, with positions in the 2-6 year maturity range. This enhanced results as this maturity range was the best performing area during the first three quarters of the fiscal year. Opportunistic additions of some lower-rated Health Care1 sector issues and longer-duration issues after the yield curve steepened and credit spreads widened contributed to performance, as these areas of the market were the best performers during the last quarter of the fiscal year. The Fund also benefited as we proactively managed its duration through the use of Treasury futures during periods of market uncertainty.

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	3

Fund overview continued

Relative to the Fund’s benchmark, not having any exposure to the Airline or Tobacco sectors also contributed to the Fund’s results, as these sectors were among the worst performing during the fiscal year.

Q. What were the leading detractors from performance?

A. Existing positions in lower-rated issues, especially those backed by the weaker bond insurance companies, detracted from performance during most of the reporting period. While the portfolio did have significant weighting to the short part of the yield curve, existing positions outside of this range hurt the Fund’s performance during most of the fiscal year. The Fund’s exposure to the Housing and Health Care sectors detracted from performance during the first three quarters of the reporting period as credit spreads widened significantly.

Finally, the Fund’s positions in the front end of the yield curve underperformed somewhat in the last quarter of the fiscal year, as the curve flattened significantly from its steepest point, which occurred during the municipal market’s sell-off in February 2008.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Looking for additional information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMMUX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Managed Municipals Fund Inc. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 17, 2008

4	Western Asset Managed Municipals Fund Inc. 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Fixed-income investments are subject to interest rate risk. As interest rates rise, the price of fixed-income investments declines. Lower-rated, higher-yielding bonds are subject to greater credit risk than higher-rated investment grade securities. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk, management risk, and may disproportionately increase losses and could have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.
iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasurys or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

ix

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended May 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 54 funds in the Fund’s Lipper category.

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — May 31, 2008

6	Western Asset Managed Municipals Fund Inc. 2008 Annual Report

Schedule of investments

May 31, 2008

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
MUNICIPAL BONDS — 98.1%
	Arizona — 4.0%
$3,705,000	Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, MBIA, 5.000% due 8/1/19	$3,968,537
4,000,000	Mesa, AZ, IDA, Revenue, Discovery Health Systems, MBIA, 5.625% due 1/1/29(a)	4,227,040
	Phoenix, AZ:
3,000,000	Civic Improvement Corp. Airport Revenue, Senior Lien, FGIC, 5.250% due 7/1/22(b)	3,012,960
1,000,000	GO, 5.000% due 7/1/27(a)	1,051,900
	Salt Verde, AZ Financial Corp., Gas Revenue:
10,000,000	5.000% due 12/1/32	8,987,800
10,040,000	5.000% due 12/1/37	8,898,552
	Total Arizona	30,146,789
	California — 11.5%
2,555,000	California EFA Revenue, 5.625% due 7/1/23(a)	2,492,811
	California Health Facilities Finance Authority Revenue:
6,000,000	Cedars-Sinai Medical Center, 6.250% due 12/1/34(a)	6,415,500
1,000,000	Sutter Health, 6.250% due 8/15/35	1,058,580
	California Housing Finance Agency Revenue, Home Mortgage:
3,100,000	4.700% due 8/1/24(b)	2,931,825
10,000,000	4.800% due 8/1/37(b)	9,001,500
5,000,000	California State Department of Veterans Affairs, Home Purchase Revenue, AMBAC, 5.350% due 12/1/27	5,124,750
9,500,000	California Statewide CDA Revenue, St. Joseph Health System, FGIC, 5.750% due 7/1/47	10,081,305
7,375,000	Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC, 5.000% due 10/1/29	7,412,096
6,000,000	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue, 6.750% due 6/1/39(a)	6,900,780
6,000,000	Long Beach, CA, Bond Finance Authority, Natural Gas Purpose Revenue, 5.500% due 11/15/28	5,920,080
7,000,000	Los Angeles County, CA, COP, Antelope Valley Courthouse, AMBAC, 5.250% due 11/1/33(a)	7,489,440
3,355,000	Pomona, CA, Public Financing Authority Revenue, Water Facilities Project, AMBAC, 5.000% due 5/1/37	3,349,766
3,340,000	Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, MBIA, 5.125% due 9/1/30	3,364,015
1,145,000	Sacramento County, CA, COP, Unrefunded Balance, Public Facilities Project, MBIA, 5.375% due 2/1/19	1,158,832
5,000,000	San Diego, CA, USD GO, FSA, 5.000% due 7/1/28(a)	5,377,150
3,000,000	San Jose, CA, Airport Revenue, MBIA, 5.000% due 3/1/28	3,023,580

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	7

Schedule of investments continued

May 31, 2008

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	California — 11.5% continued
$3,000,000	San Mateo County Community College District, COP, MBIA, 5.000% due 10/1/25(a)	$3,326,790
2,500,000	Santa Clara, CA, RDA, Tax Allocation, Bayshore North Project, MBIA, 5.000% due 6/1/23	2,580,125
	Total California	87,008,925
	Colorado — 7.3%
	Colorado Educational & Cultural Facilities Authority Revenue, University of Denver Project, AMBAC:
2,050,000	5.375% due 3/1/23(a)	2,195,571
1,950,000	5.375% due 3/1/23(a)	2,085,798
	Colorado Health Facilities Authority Revenue:
5,000,000	Refunding Adventist Health, Sunbelt, 5.250% due 11/15/35(c)	4,963,900
4,000,000	Remarketed 7/8/98, 5.350% due 8/1/15(d)	4,059,760
2,000,000	Denver, CO, City & County, COP, AMBAC, 5.500% due 12/1/25(a)	2,166,400
	Denver, CO, City & County Airport Revenue:
10,945,000	6.125% due 11/15/25(b)(d)	13,002,660
13,630,000	Unrefunded Balance, 6.125% due 11/15/25(b)(d)	13,744,901
1,700,000	El Paso County, CO, COP, Detention Facility Project, AMBAC, 5.000% due 12/1/23	1,760,061
	Garfield County, CO, GO, School District No. 2, FSA, State Aid Withholding:
2,300,000	5.000% due 12/1/23	2,376,498
1,000,000	5.000% due 12/1/25	1,028,720
7,320,000	University of Colorado, COP, Master Lease Purchase Agreement, AMBAC, 5.000% due 6/1/28(a)	7,976,311
	Total Colorado	55,360,580
	Connecticut — 1.0%
	Connecticut State:
	GO:
4,490,000	5.500% due 6/15/21(a)	4,918,481
1,600,000	5.000% due 6/15/22(a)	1,722,512
970,000	HEFA Revenue, Child Care Facilities Project, AMBAC, 5.625% due 7/1/29	1,006,132
	Total Connecticut	7,647,125
	Delaware — 1.4%
10,000,000	Delaware State, EDA Revenue, PCR, Refunding, Delmarva Project, AMBAC, 5.200% due 2/1/19	10,449,100
	District of Columbia — 4.8%
35,000,000	District of Columbia Hospital Revenue, Childrens Hospital Obligation, FSA, 5.450% due 7/15/35(e)	36,268,050

See Notes to Financial Statements.

8	Western Asset Managed Municipals Fund Inc. 2008 Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Florida — 4.6%
$5,000,000	Florida State Board of Education, Capital Outlay, GO, Public Education, Refunding, FSA, 5.000% due 6/1/24	$5,117,900
1,465,000	Florida State Department of Transportation, GO, Right of Way Project, FGIC, 5.000% due 7/1/25	1,487,883
3,305,000	Jacksonville, FL, Electric Authority, Electric System Revenue, 5.000% due 10/1/28	3,351,006
5,620,000	Jacksonville, FL, Health Facilities Authority Revenue, Brooks Health System, 5.250% due 11/1/38	5,287,184
6,500,000	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project, 7.875% due 12/15/25(b)	6,515,275
1,290,000	Miami Beach, FL, Stormwater Revenue, FGIC, 5.375% due 9/1/30	1,314,639
4,545,000	Orange County, FL, Health Facilities Authority Revenue, Hospital-Orlando Regional Healthcare, 5.000% due 11/1/35	4,511,276
5,000,000	Orlando, FL, State Sales Tax Payments Revenue, 5.000% due 8/1/32	5,142,450
2,500,000	South Brevard, FL, Recreational Facilities Improvement, Special District, AMBAC, 5.000% due 7/1/20	2,554,450
	Total Florida	35,282,063
	Georgia — 5.7%
6,940,000	Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project, 5.000% due 7/1/39	6,685,580
6,000,000	Augusta, GA, Water & Sewer Revenue, FSA, 5.250% due 10/1/26(a)	6,455,160
2,335,000	Georgia State, HFA Revenue, Single Family, 4.550% due 12/1/31(b)	2,035,069
	Main Street Natural Gas Inc., GA, Gas Project Revenue:
4,000,000	5.000% due 3/15/22	3,679,600
12,750,000	5.500% due 9/15/24	12,136,343
5,205,000	5.500% due 9/15/27	4,878,542
	Private Colleges & Universities Authority Revenue, Mercer University Project:
2,180,000	5.750% due 10/1/21(a)	2,424,705
	Refunding:
2,000,000	5.250% due 10/1/25	1,981,900
1,000,000	5.375% due 10/1/29	975,760
2,000,000	Savannah, GA, EDA, Revenue, College of Arts & Design Inc. Project, 6.900% due 10/1/29(a)	2,157,560
	Total Georgia	43,410,219
	Hawaii — 0.5%
4,000,000	Hawaii State, Department of Budget & Finance, Special Purpose Revenue, Kaiser Permanente, 5.100% due 3/1/14(d)	4,114,160
	Illinois — 5.2%
	Chicago, IL:
4,095,000	Refunding GO, FGIC, 5.500% due 1/1/35	4,218,587
7,400,000	Skyway Toll Bridge Revenue, AMBAC, 5.500% due 1/1/31(a)	7,986,746

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	9

Schedule of investments continued

May 31, 2008

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Illinois — 5.2% continued
$12,530,000	Illinois Finance Authority, Revenue, Alexian, FSA, 5.500% due 1/1/28	$13,333,424
8,000,000	Illinois Health Facilities Authority Revenue, Order of Saint Francis Healthcare System, 6.250% due 11/15/29(a)	8,528,080
5,000,000	Illinois State, GO, MBIA, 5.625% due 6/1/25(a)	5,321,850
	Total Illinois	39,388,687
	Indiana — 1.1%
3,000,000	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	3,098,700
5,000,000	Indianapolis, IN, Thermal Energy System, 5.000% due 10/1/25(c)	5,108,950
	Total Indiana	8,207,650
	Iowa — 0.3%
2,500,000	Iowa Finance Authority Single Family Mortgage Revenue, GNMA/FNMA, 4.900% due 7/1/31(b)	2,247,050
	Kentucky — 1.7%
13,000,000	Louisville & Jefferson County, KY, Metro Government Health System Revenue, Norton Healthcare Inc., 5.250% due 10/1/36	12,717,640
	Maine — 0.2%
1,770,000	Maine State Housing Authority Mortgage Revenue, 5.300% due 11/15/23	1,778,284
	Maryland — 1.2%
	Baltimore, MD, Project Revenue, Refunding, Wastewater Projects, FGIC:
2,500,000	5.125% due 7/1/32	2,517,700
3,385,000	5.200% due 7/1/32	3,424,469
3,075,000	Maryland State Health & Higher EFA Revenue, Johns Hopkins Hospital Issue, 5.000% due 11/15/26(a)	3,357,654
	Total Maryland	9,299,823
	Massachusetts — 4.7%
2,430,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.500% due 7/1/30(a)(f)	2,586,638
1,125,000	Massachusetts DFA Revenue, Merrimack College Issue, MBIA, 5.200% due 7/1/32	1,109,745
1,850,000	Massachusetts HEFA Revenue, University of Massachusetts Issue, FGIC, 5.125% due 10/1/27	1,883,947
3,500,000	Massachusetts State DFA Revenue, Boston University, AMBAC, 5.000% due 10/1/39	3,562,020
2,500,000	Massachusetts State HEFA Revenue, Berklee College of Music, 5.000% due 10/1/32	2,509,075
5,000,000	Massachusetts State Special Obligation Revenue, Consolidated Loan, FGIC, 5.000% due 6/1/21(a)	5,340,550
	Massachusetts State, GO, Consolidated Loan:
10,950,000	5.250% due 11/1/30(a)	11,879,874
6,050,000	Refunded Balance, 5.250% due 11/1/30(a)	6,563,766
	Total Massachusetts	35,435,615

See Notes to Financial Statements.

10	Western Asset Managed Municipals Fund Inc. 2008 Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Michigan — 2.6%
$5,000,000	East Lansing, MI, Community School District, GO, School Building & Site, Q-SBLF, 5.625% due 5/1/30(a)	$5,298,900
	Michigan State, COP, AMBAC:
2,345,000	5.500% due 6/1/19(a)(f)	2,485,559
6,000,000	5.500% due 6/1/27(a)	6,359,640
2,500,000	Michigan State Hospital Finance Authority Revenue, Refunding, Trinity Health Credit, 5.375% due 12/1/23	2,580,875
3,000,000	Michigan State Housing Development Authority, Rental Housing Revenue, 5.300% due 10/1/26(b)	3,031,350
	Total Michigan	19,756,324
	Minnesota — 1.8%
1,500,000	Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, FNMA-Collateralized, 5.625% due 2/1/26	1,521,570
4,000,000	Minneapolis & St. Paul, MN, Metropolitan Airports Commission, Airport Revenue, FGIC, 5.250% due 1/1/26(a)	4,239,680
7,000,000	Minneapolis, MN, Healthcare System Revenue, Allina Health System, 6.000% due 11/15/23(a)	7,861,910
325,000	Minnesota State Housing Financing Agency, Single-Family Mortgage, 5.500% due 1/1/17	327,106
	Total Minnesota	13,950,266
	Mississippi — 0.6%
4,000,000	Mississippi Development Bank, Special Obligation, Capital Projects & Equipment Program, AMBAC, 5.625% due 7/1/31	4,210,120
	Missouri — 3.8%
1,500,000	Greene County, MO, Reorganized School District No. 8, GO, Missouri State Aid Direct Deposit Program, FSA, 5.100% due 3/1/22(a)	1,602,405
21,000,000	Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution Revolving Funds Program, 5.000% due 1/1/24(e)	21,926,310
5,000,000	Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project, 5.000% due 12/1/32	5,079,300
	Total Missouri	28,608,015
	Montana — 1.2%
9,700,000	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19(b)	9,472,244
	Nebraska — 0.4%
3,000,000	Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC, 5.000% due 1/1/25	3,071,310
	New Jersey — 3.0%
	New Jersey Health Care Facilities Financing Authority Revenue:
3,875,000	Englewood Hospital, FHA/MBIA, 5.000% due 8/1/23	3,962,265
8,000,000	Robert Wood Johnson University Hospital, 5.700% due 7/1/20	8,266,320
2,395,000	New Jersey State Highway Authority, Garden State Parkway General Revenue, 5.625% due 1/1/30(a)	2,540,544

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	11

Schedule of investments continued

May 31, 2008

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	New Jersey — 3.0% continued
$3,125,000	New Jersey State, EDA, PCR, Refunding, PSEG Power LLC Project, 5.000% due 3/1/12	$3,214,906
1,350,000	South Jersey Port Corp., New Jersey Revenue, Refunding, 5.000% due 1/1/26	1,364,783
3,040,000	Tobacco Settlement Financing Corp., NJ, Asset-Backed Bonds, 5.750% due 6/1/32(a)	3,274,262
	Total New Jersey	22,623,080
	New Mexico — 0.1%
440,000	New Mexico Mortgage Financing Authority, Single-Family Mortgage Revenue, 5.625% due 9/1/28(f)	440,955
	New York — 3.5%
	Nassau Health Care Corp., New York Health Systems Revenue, FSA:
2,000,000	5.500% due 8/1/19(a)	2,115,920
3,000,000	5.750% due 8/1/29(a)	3,182,400
	New York City, NY:
5,100,000	Housing Development Corp. Revenue, Capital Fund Package, New York City Housing Authority, FGIC, 5.000% due 7/1/25	5,249,736
6,000,000	Municipal Water Finance Authority, Water & Sewer System Revenue, 5.250% due 6/15/25	6,224,520
	New York State Dormitory Authority Revenue:
5,000,000	State University Educational Facility, FSA, 5.500% due 5/15/30(a)	5,355,700
1,000,000	Willow Towers Inc. Project, GNMA-Collateralized, 5.250% due 2/1/22	1,036,790
3,000,000	New York State Thruway Authority, Highway & Bridge, Transportation Fund, FGIC, 5.400% due 4/1/17(a)	3,193,950
	Total New York	26,359,016
	North Carolina — 0.9%
1,750,000	Charlotte, NC, COP, Governmental Facilities Projects, 5.000% due 6/1/28	1,783,232
1,615,000	Harnett County, NC, GO, Refunded Custody Receipts, AMBAC, 5.250% due 6/1/24	1,696,154
1,000,000	Iredell County, NC, COP, Iredell County School Project, FSA, 5.000% due 6/1/28	1,039,880
	North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue, Elizabeth City State University Housing Foundation LLC Project, AMBAC:
1,000,000	5.000% due 6/1/23	1,034,320
1,250,000	5.000% due 6/1/33	1,275,975
	Total North Carolina	6,829,561
	Ohio — 5.3%
2,000,000	Canton, OH, City School District, GO, Variable Purpose, MBIA, 5.500% due 12/1/20(a)	2,152,600
3,000,000	Cuyahoga County, OH, Hospital Revenue, University Hospitals Health System Inc., AMBAC, 5.500% due 1/15/30(a)	3,141,990

See Notes to Financial Statements.

12	Western Asset Managed Municipals Fund Inc. 2008 Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Ohio — 5.3% continued
$1,000,000	Garfield Heights, OH, City School District, School Improvement, FSA, 5.000% due 12/15/22	$1,043,620
	Hamilton County, OH:
2,000,000	Hospital Facilities Revenue, Cincinnati Childrens Hospital, FGIC, 5.250% due 5/15/23	2,019,240
5,075,000	Sales Tax Revenue, AMBAC, 5.250% due 12/1/32	5,193,755
7,500,000	Lorain County, OH, Hospital Revenue, Catholic Healthcare Partners, 5.375% due 10/1/30	7,541,025
5,990,000	Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC, 5.375% due 11/15/29	6,131,364
3,025,000	Muskingum County, OH, GO, Refunding & County Facilities Improvement, MBIA, 5.125% due 12/1/19	3,133,507
1,805,000	Ohio State Revenue, Revitalization Project, AMBAC, 5.000% due 4/1/21	1,902,813
1,375,000	Ohio State, Higher Educational Facility Commission Revenue, University of Dayton Project, AMBAC, 5.500% due 12/1/25(a)	1,492,892
1,500,000	Steubenville, OH, Hospital Revenue, 6.375% due 10/1/20(a)	1,635,765
	Summit County, OH, GO, FGIC:
1,000,000	5.000% due 12/1/21	1,039,860
500,000	5.000% due 12/1/22	517,700
1,500,000	Trumbull County, OH, GO, MBIA, 5.200% due 12/1/20	1,584,240
1,500,000	Warrensville Heights, OH, GO, City School District, School Improvements, FGIC, 5.625% due 12/1/20(a)(f)	1,627,410
	Total Ohio	40,157,781
	Oregon — 2.3%
3,210,000	Clackamas County, OR, Hospital Facilities Authority Revenue, Legacy Health System, 5.750% due 5/1/16	3,393,997
4,895,000	Oregon State Department of Transportation, Highway User Tax Revenue, 5.125% due 11/15/23(a)	5,331,340
2,000,000	Oregon State Facilities Authority Revenue, University Portland Projects, 5.000% due 4/1/32	1,908,800
1,680,000	Oregon State Housing & Community Services Department, Mortgage Revenue, Single-Family Mortgage Program, 5.050% due 7/1/26(b)	1,637,950
3,980,000	Oregon State Veterans Welfare, GO, 5.500% due 12/1/42	4,037,949
1,000,000	Umatilla County, OR, Hospital Facility Authority Revenue, Catholic Health Initiatives, 5.000% due 5/1/32	1,000,970
	Total Oregon	17,311,006
	Pennsylvania — 2.7%
18,745,000	State Public School Building Authorities, School Revenue, Philadelphia School District Project, FSA, State Aid Withholding, 5.250% due 6/1/26(a)	20,641,057
	South Carolina — 2.8%
	Berkeley County, SC:
10,000,000	PCR, Refunding, SC Generating Co. Project, 4.875% due 10/1/14(e)	10,382,200
2,025,000	Water & Sewer Revenue, FSA, 5.000% due 6/1/23	2,119,770

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	13

Schedule of investments continued

May 31, 2008

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	South Carolina — 2.8% continued
	South Carolina Transportation Infrastructure Bank Revenue:
$2,505,000	AMBAC, 5.125% due 10/1/31(a)	$2,699,338
3,000,000	MBIA, 5.500% due 10/1/30(a)	3,162,900
3,000,000	Refunding, AMBAC, 5.000% due 10/1/23	3,100,110
	Total South Carolina	21,464,318
	Tennessee — 2.3%
1,025,000	Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue, 7.750% due 8/1/17	1,039,053
6,420,000	Memphis-Shelby County, TN, Sports Authority Income Revenue, Memphis Arena Project, AMBAC, 5.125% due 11/1/21(a)	6,987,528
3,000,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.000% due 2/1/27	2,823,570
7,230,000	Tennessee Housing Development Agency, Home Ownership Program, 4.950% due 1/1/37(b)	6,583,276
	Total Tennessee	17,433,427
	Texas — 5.2%
10,000,000	Board of Managers Guadalupe Joint County-City of Seguin Hospital Revenue, Guadalupe Regional Medical Center Project, FHA, 5.500% due 8/15/36	10,226,300
5,000,000	Brazos River, TX, Harbor Navigation District, Brazoria County Environmental, Dow Chemical Co. Project, 5.950% due 5/15/33(b)	4,980,500
	Dallas-Fort Worth, TX:
5,000,000	International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement, 6.375% due 5/1/35(b)	2,988,950
5,000,000	International Airport Revenue, MBIA, 6.000% due 11/1/23(b)	5,052,700
1,000,000	Harris County, TX, Health Facilities Development Corp., School Health Care System, Revenue, 5.750% due 7/1/27(d)	1,163,510
15,000,000	North Texas Tollway Authority Revenue, 5.750% due 1/1/40	15,444,300
	Total Texas	39,856,260
	Virginia — 1.7%
3,000,000	Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., Remarketed 11/8/02, 5.875% due 6/1/17	3,151,860
10,000,000	Virginia State HDA Commonwealth Mortgage Revenue, MBIA, 5.350% due 7/1/31	10,101,000
	Total Virginia	13,252,860
	West Virginia — 0.6%
	West Virginia State Housing Development Fund, Housing Finance Revenue:
3,845,000	5.300% due 5/1/24	3,888,333
400,000	5.350% due 11/1/27	403,316
	Total West Virginia	4,291,649

See Notes to Financial Statements.

14	Western Asset Managed Municipals Fund Inc. 2008 Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Wisconsin — 0.3%
	Wisconsin State HEFA Revenue:
$1,100,000	Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20	$1,121,076
1,250,000	Medical College of Wisconsin Inc. Project, MBIA, 5.400% due 12/1/16	1,264,175
	Total Wisconsin	2,385,251
	Wyoming — 1.8%
13,890,000	Wyoming CDA, Housing Revenue, 5.600% due 6/1/35(b)	13,921,530
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $714,643,920)	744,797,790
SHORT-TERM INVESTMENTS — 1.9%
	Arizona — 0.0%
250,000	Arizona Health Facilities Authority Revenue, Health Facility Catholic West, LOC-Bank of America N.A., 1.600%, 6/4/08(g)	250,000
	Colorado — 0.0%
100,000	Colorado Educational & Cultural Facilities Authority Revenue, National Jewish Federation Bond Program, LOC-Bank of America, 1.400%, 6/2/08(g)	100,000
	Delaware — 0.0%
200,000	University of Delaware Revenue, SPA-Bank of America, 1.600%, 6/2/08(g)	200,000
	Kansas — 0.0%
	Kansas State Department of Transportation Highway Revenue:
160,000	LIQ-Dexia Credit Local, 1.400%, 6/4/08(g)	160,000
150,000	Refunding, SPA-Dexia Credit Local & Westdeutsche Landesbank, 1.600%, 6/5/08(g)	150,000
	Total Kansas	310,000
	Massachusetts — 0.1%
300,000	Massachusetts State HEFA, Partners Healthcare Systems, SPA-JPMorgan Chase, 1.530%, 6/5/08(g)	300,000
100,000	Massachusetts State HEFA Revenue, Boston University, 1.500%, 6/4/08(g)	100,000
	Total Massachusetts	400,000
	New Hampshire — 0.6%
	New Hampshire HEFA Revenue:
3,900,000	Dartmouth College, SPA-JPMorgan Chase, 1.650%, 6/2/08(g)	3,900,000
700,000	Refunding, Dartmouth College, SPA-JPMorgan Chase, 1.650%, 6/2/08(g)	700,000
	Total New Hampshire	4,600,000
	New York — 0.2%
	New York City, NY:
100,000	GO, Subordinated, LOC-Royal Bank of Scotland, 1.350%, 6/5/08(g)	100,000
1,500,000	Municipal Water Finance Authority, Water & Sewer System Revenue, Fiscal 2003, Subordinated, SPA-Depfa Bank PLC, 1.350%, 6/2/08(g)	1,500,000
	Total New York	1,600,000

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	15

Schedule of investments continued

May 31, 2008

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	North Carolina — 0.1%
$1,000,000	Charlotte, NC, Water & Sewer System Revenue, SPA-Wachovia Bank, 1.550%, 6/5/08(g)	$1,000,000
	Oregon — 0.2%
1,700,000	Oregon State GO, SPA-Bayerische Landesbank, 1.500%, 6/4/08(g)	1,700,000
	Pennsylvania — 0.1%
400,000	Delaware County, PA, IDA PCR, BP Exploration & Oil Inc. Project, 1.400%, 6/2/08(g)	400,000
	Tennessee — 0.1%
395,000	Clarksville, TN, Public Building Authority Revenue, Pooled Financing, Tennessee Municipal Bond Fund, LOC-Bank of America N.A., 1.250%, 6/2/08(g)	395,000
	Texas — 0.5%
1,100,000	Calhoun County, TX, Naval IDA, Revenue, British Petroleum Co., 1.400%, 6/2/08(b)(g)	1,100,000
1,400,000	Gulf Coast Waste Disposal Authority, TX, Environmental Facilities Revenue, Exxon Mobil Project, 1.600%, 6/2/08(b)(g)	1,400,000
1,000,000	Lower Neches Valley Authority, TX, Industrial Development Corp., Exempt Facilities Revenue, Exxon Mobile Corp., 1.500%, 6/2/08(g)	1,000,000
	Total Texas	3,500,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $14,455,000)	14,455,000
	TOTAL INVESTMENTS — 100.0% (Cost — $729,098,920#)	$759,252,790

(a)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(c)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2008.
(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	All or a portion of this security is segregated for open futures contracts and extended settlements.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is $728,681,530.

Abbreviations used in this schedule:
	AMBAC	— Ambac Assurance Corporation - Insured Bonds
	CDA	— Community Development Authority
	COP	— Certificate of Participation
	DFA	— Development Finance Agency
	EDA	— Economic Development Authority
	EFA	— Educational Facilities Authority
	FGIC	— Financial Guaranty Insurance Company - Insured Bonds
	FHA	— Federal Housing Administration
	FNMA	— Federal National Mortgage Association
	FSA	— Financial Security Assurance - Insured Bonds

See Notes to Financial Statements.

16	Western Asset Managed Municipals Fund Inc. 2008 Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

GNMA	– Government National Mortgage Association
GO	– General Obligation
HDA	– Housing Development Agency
HEFA	– Health & Educational Facilities Authority
HFA	– Housing Finance Authority
IDA	– Industrial Development Authority
LIQ	– Liquidity Facility
LOC	– Letter of Credit
MBIA	– Municipal Bond Investors Assurance Corporation - Insured Bonds
MFH	– Multi-Family Housing
PCR	– Pollution Control Revenue
Q-SBLF	– Qualified School Board Loan Fund
RDA	– Redevelopment Agency
SPA	– Standby Bond Purchase Agreement - Insured Bonds
USD	– Unified School District

SUMMARY OF INVESTMENTS BY INDUSTRY* (unaudited)

Pre-refunded/escrowed to maturity	33.4%
Hospitals	17.3
Housing	9.2
Electric	8.6
Water & sewer	5.7
Transportation	4.9
Special tax	4.8
Industrial development	4.1
Local general obligation	3.9
Education	3.2
Resource recovery	1.2
State general obligation	1.2
Other revenue	1.1
Leasing	0.8
General obligation	0.2
Solid waste	0.2
Pollution control	0.1
Public facilities	0.1
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of May 31, 2008 and are subject to change.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	17

Schedule of investments continued

May 31, 2008

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

RATINGS TABLE† (unaudited)

S&P/Moody’s‡
AAA/Aaa	48.8%
AA/Aa	21.9
A	19.5
BBB/Baa	3.8
BB/Ba	1.2
CCC/Caa	0.4
A-1/VMIG1	1.9
NR	2.5
100.0%

†  As a percentage of total investments.

‡  S&P primary rating; then Moody’s.

See page 19 and 20 for definitions of ratings.

See Notes to Financial Statements.

18	Western Asset Managed Municipals Fund Inc. 2008 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	–	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	–	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	–

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	–

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	–

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	–	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) – Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	–

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	–

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	–

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	–

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	–

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	–

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	19

Bond ratings (unaudited) continued

Caa	–	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	–	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	–	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	–	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Short–term security ratings (unaudited)

SP-1	–

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	–

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	–	Moody’s highest rating for issues having a demand feature – VRDO.
MIG1	–	Moody’s highest rating for short-term municipal obligations.
P-1	–	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

20	Western Asset Managed Municipals Fund Inc. 2008 Annual Report

Statement of assets and liabilities

May 31, 2008

ASSETS:
Investments, at value (Cost — $729,098,920)	$759,252,790
Cash	36,047
Interest receivable	10,966,142
Receivable for securities sold	245,000
Prepaid expenses	29,608
Total Assets	770,529,587
LIABILITIES:
Payable for securities purchased	13,890,000
Investment management fee payable	352,149
Payable to broker — variation margin on open futures contracts	244,406
Distributions payable to Auction Rate Cumulative Preferred Stockholders	63,321
Directors’ fees payable	40,172
Accrued expenses	188,101
Total Liabilities	14,778,149
Series M, T, W, Th, and F Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 for each share) (Note 4)	250,000,000
TOTAL NET ASSETS	$505,751,438
NET ASSETS:
Par value ($0.001 par value; 41,915,511 common shares issued and outstanding; 500,000,000 common shares authorized)	$ 41,916
Paid-in capital in excess of par value	509,780,980
Undistributed net investment income	779,289
Accumulated net realized loss on investments and futures contracts	(35,315,640)
Net unrealized appreciation on investments and futures contracts	30,464,893
TOTAL NET ASSETS	$505,751,438
Shares Outstanding	41,915,511
Net Asset Value	$12.07

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	21

Statement of operations

For the Year Ended May 31, 2008

INVESTMENT INCOME:
Interest	$38,050,208
EXPENSES:
Investment management fee (Note 2)	4,142,536
Auction participation fees (Note 4)	627,303
Legal fees	232,012
Directors’ fees	179,805
Shareholder reports	89,453
Audit and tax	55,029
Auction agent fees	40,000
Stock exchange listing fees	34,750
Transfer agent fees	27,277
Insurance	15,933
Rating agency fees	11,800
Custody fees	10,885
Miscellaneous expenses	11,728
Total Expenses	5,478,511
NET INVESTMENT INCOME	32,571,697
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	5,764,084
Futures contracts	2,513,035
Net Realized Gain	8,277,119
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(7,824,050)
Futures contracts	311,023
Change in Net Unrealized Appreciation/Depreciation	(7,513,027)
Net Gain on Investments and Futures Contracts	764,092
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(9,421,046)
INCREASE IN NET ASSETS FROM OPERATIONS	$23,914,743

See Notes to Financial Statements.

22	Western Asset Managed Municipals Fund Inc. 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED MAY 31,	2008	2007
OPERATIONS:
Net investment income	$ 32,571,697	$ 32,369,864
Net realized gain	8,277,119	3,598,925
Change in net unrealized appreciation/depreciation	(7,513,027)	(775,952)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(9,421,046)	(9,091,618)
Increase in Net Assets From Operations	23,914,743	26,101,219
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(22,634,376)	(22,885,869)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(22,634,376)	(22,885,869)
INCREASE IN NET ASSETS	1,280,367	3,215,350
NET ASSETS:
Beginning of year	504,471,071	501,255,721
End of year*	$505,751,438	$504,471,071
* Includes undistributed net investment income of:	$779,289	$311,085

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	23

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:

	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$12.04	$11.96	$11.73	$11.73	$11.82
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.78	0.77	0.75	0.72	0.74
Net realized and unrealized gain (loss)	0.01	0.08	0.20	0.03	(0.07)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.22)	(0.22)	(0.17)	(0.10)	(0.06)
Total income from operations	0.57	0.63	0.78	0.65	0.61
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM:
Net investment income	(0.54)	(0.55)	(0.55)	(0.65)	(0.70)
NET ASSET VALUE, END OF YEAR	$12.07	$12.04	$11.96	$11.73	$11.73
MARKET PRICE, END OF YEAR	$11.13	$11.18	$10.79	$10.72	$10.93
Total return based on NAV[1,2]	5.30%	5.71%	7.29%	6.11%[3]	5.63%
Total return, based on Market Price[2]	4.57%	8.81%	5.91%	4.07%	5.86%
NET ASSETS, END OF YEAR (000s)	$505,751	$504,471	$501,256	$491,566	$491,756
RATIOS TO AVERAGE NET ASSETS BASED ON COMMON SHARES OUTSTANDING:[4]
Gross expenses	1.09%	1.08%[5]	1.14%	1.28%	1.37%
Net expenses	1.09	1.07 [5,6]	1.14 [6]	1.28	1.37
Net investment income	6.47	6.38	6.36	6.12	6.17
PORTFOLIO TURNOVER RATE	40%	23%	11%	7%	34%
AUCTION RATE CUMULATIVE PREFERRED STOCK:
Total Amount Outstanding (000s)	$250,000	$250,000	$250,000	$250,000	$250,000
Asset Coverage Per Share	75,575	75,447	75,126	74,157	74,250
Involuntary Liquidating Preference Per Share[7]	25,000	25,000	25,000	25,000	25,000

[1]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[2]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[3]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 6.02%.
[4]	Calculated on the basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.05%.

[6]	Reflects fee waivers and/or expense reimbursements.
[7]	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

24	Western Asset Managed Municipals Fund Inc. 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek as high a level of current income exempt from federal tax as is consistent with preservation of principal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	25

Notes to financial statements continued

transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(e) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

26	Western Asset Managed Municipals Fund Inc. 2008 Annual Report

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$(48,071)	$48,071

(a)  Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets, plus the aggregate liquidation value of the Fund’s preferred stock.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$301,267,150
Sales	296,163,404

At May 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$37,128,975
Gross unrealized depreciation	(6,557,715)
Net unrealized appreciation	$30,571,260

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	27

Notes to financial statements continued

At May 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Sell:
U.S. Treasury Bonds	474	9/08	$54,110,023	$53,799,000	$311,023

4. Auction rate cumulative preferred stock

As of May 31, 2008, the Fund had 2,000 outstanding shares of each Auction Rate Cumulative Preferred Stock (“ARCPS”) Series M, Series T, Series W, Series Th and Series F. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund paid the applicable maximum rate, which was calculated as 110% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 2.483% to 5.090% during the year ended May 31, 2008. At May 31, 2008, the dividend rates in effect were as follows:

	Series M	Series T	Series W	Series Th	Series F
Dividend Rates	2.589%	2.559%	2.483%	2.483%	2.589%

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

Citigroup Global Markets Inc. (“CGM”), currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended May 31, 2008, the Fund incurred auction participation fees of $627,303 for CGM’s services as the participating broker/dealer.

28	Western Asset Managed Municipals Fund Inc. 2008 Annual Report

5. Distributions subsequent to May 31, 2008

On May 27, 2008, the Board of Directors of the Fund declared dividend distributions in the amount of $0.045 per common share payable on June 27, 2008, July 25, 2008 and August 29, 2008 to shareholders of record on June 20, 2008, July 18, 2008 and August 22, 2008, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2008	2007
Distributions paid from:
Tax-Exempt Income:
Common	$22,634,376	$22,885,869
Preferred	9,421,046	9,091,618
Total Distributions Paid	$32,055,422	$31,977,487

As of May 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$808,247
Undistributed ordinary income — net	39,834
Total undistributed earnings	$848,081
Capital loss carryforward*	$(35,422,007)
Other book/tax temporary differences[a]	(379,815)
Unrealized appreciation/(depreciation)[b]	30,882,283
Total accumulated earnings/(losses) — net	$(4,071,458)

*

During the taxable year ended May 31, 2008, the Fund utilized $8,607,246 of its capital loss carryover available from prior years. As of May 31, 2008, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
5/31/2011	$(9,690,049)
5/31/2013	(25,731,958)
$(35,422,007)

These amounts will be available to offset any future taxable capital gains.

[a]

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

[b]

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the the difference between book & tax accretion methods for market discount on fixed income securities.

7. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	29

Notes to financial statements continued

value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its August 31, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

30	Western Asset Managed Municipals Fund Inc. 2008 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Managed Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Managed Municipals Fund Inc. as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Managed Municipals Fund Inc. as of May 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 25, 2008

Western Asset Managed Municipals Fund Inc. 2008 Annual Report	31

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Managed Municipals Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:

CAROL L. COLMAN c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	None

DANIEL P. CRONIN c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years	Formerly, Associate General Counsel, Pfizer Inc.

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	None

32	Western Asset Managed Municipals Fund Inc.

PAOLO M. CUCCHI Drew University, 108 Brothers College, Madison, NJ 07940

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2001

Principal occupation(s) during past 5 years	Vice President and Dean of College of Liberal Arts at Drew University

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	None

LESLIE H. GELB c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

WILLIAM R. HUTCHINSON 535 N. Michigan Avenue, Suite 1012, Chicago, IL 60611

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 1995

Principal occupation(s) during past 5 years	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	Director of Associated Banc-Corp.

Western Asset Managed Municipals Fund Inc.	33

Additional information (unaudited)

Information about Directors and Officers continued

RIORDAN ROETT The Johns Hopkins University, 1740 Massachusetts Ave., NW Washington, DC 20036

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	None

JESWALD W. SALACUSE c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University

Number of portfolios in fund complex overseen by director (including the Fund)	24

Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Advisors

34	Western Asset Managed Municipals Fund Inc.

INTERESTED DIRECTORS

R. JAY GERKEN, CFA[2] Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past 5 years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 153 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (from 2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	138

Other board member- ships held by Director	None

OFFICERS

KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2004

Principal occupation(s) during past 5 years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Western Asset Managed Municipals Fund Inc.	35

Additional information (unaudited)

Information about Directors and Officers continued

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

36	Western Asset Managed Municipals Fund Inc.

ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2005

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, year 2010 and year 2008, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Managed Municipals Fund Inc.	37

Annual chief executive officer and
chief financial officer certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

38	Western Asset Managed Municipals Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the common stock.

If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

Western Asset Managed Municipals Fund Inc.	39

Dividend reinvestment plan (unaudited) continued

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

40	Western Asset Managed Municipals Fund Inc.

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund to Common Shareholders during the taxable year ended May 31, 2008 qualify as tax-exempt interest dividends for Federal income tax purposes.

All of the net investment income distributions paid weekly by the Fund to each series of the Auction Rate Cumulative Preferred Stockholders during the taxable year ended May 31, 2008 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Western Asset Managed Municipals Fund Inc.	41

Western Asset Managed Municipals Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund
Daniel P. Cronin	Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb	Subadviser
R. Jay Gerken, CFA	Western Asset Management
Chairman	Company
William R. Hutchinson
Riordan Roett	Custodian
Jeswald W. Salacuse	State Street Bank and Trust Company
225 Franklin Street
Officers	Boston, Massachusetts 02110
R. Jay Gerken, CFA
President and Chief	Transfer agent
Executive Officer	American Stock Transfer &
Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and	New York, New York 10038
Treasurer

Ted P. Becker	Independent registered public
Chief Compliance Officer	accounting firm
KPMG LLP
Robert I. Frenkel	345 Park Avenue
Secretary and Chief Legal Officer	New York, New York 10154

Thomas C. Mandia	Legal counsel
Assistant Secretary	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Albert Laskaj	New York, New York 10017
Controller
New York Stock Exchange Symbol
Steve Frank	MMU
Controller

Western Asset Managed
Municipals Fund Inc.
55 Water Street
New York, New York 10041

Western Asset Managed Municipals Fund Inc.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed Municipals Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

WASX010003 7/08 SR08-610

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2007 and May 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,000 in 2007 and $40,000 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,000 in 2007 and $13,000 in 2008. These services consisted of procedures performed in connection with the agreed upon procedures performed in connection with calculations pursuant to the Funds Supplementary Creating and Fixing the Rights of Municipal Auction Rate Cumulative Preferred Stock dated April 7, 2002 as of April 30, 2007 and May 31, 2007 for Western Asset Managed Municipals Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Managed Municipals Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,300 in 2007 and $0 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Managed Municipals Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Managed Municipals Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Managed Municipals Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Managed Municipals Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Managed Municipals Fund Inc. during the reporting period were $0 in 2008.

(h) Yes.  Western Asset Managed Municipals Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Managed Municipals Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) 58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson
Paolo Cucchi
Carol Colman
Daniel Cronin
Leslie Gelb
Riordan Roett
Jeswald Salacuse

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.                    Proxies are reviewed to determine accounts impacted.

b.      Impacted accounts are checked to confirm Western Asset voting authority.

c.                    Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.                   If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.                    Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.                      Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.               A copy of Western Asset’s policies and procedures.

b.              Copies of proxy statements received regarding client securities.

c.                    A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.                   Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.                    A proxy log including:

1.   Issuer name;

2.   Exchange ticker symbol of the issuer’s shares to be voted;

3.   Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.   A brief identification of the matter voted on;

5.   Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.   Whether a vote was cast on the matter;

7.   A record of how the vote was cast; and

8.   Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.                       Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.                       Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.                       Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.                    Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.                   Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.                    Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.                   Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.                    Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.                   Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.                    Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.                   Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.                    Western Asset votes for proposals relating to the authorization of additional common stock.

b.                   Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.                    Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.                    Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.                   Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.                    Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.                   Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.                    Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.       Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.       Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.       Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.       Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.       Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.       Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.       Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.       Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.
385 East Colorado Blvd. Pasadena, CA 91101

Stephen A. Walsh	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of
Western Asset		Western Asset since 2000.
385 East Colorado Blvd.
Pasadena, CA 91101

Robert E. Amodeo	Since 2007	Co-portfolio manager of the fund; Portfolio Manager of Western Asset;
Western Asset Management (“WAM”)		investment officer of certain other investment companies associated with Legg Mason or its affiliates.
620 Eighth Avenue
New York, NY 10018
Birth year: 1964

Joseph P. Deane	Since 1993	Co-portfolio manager of the fund; Portfolio Manager of Western Asset;
Western Asset		investment officer of certain other investment companies associated with
620 Eighth Avenue		Legg Mason or its affiliates.
New York, NY 10018

David T. Fare	Since 2004	Co-portfolio manager of the fund; Portfolio Manager of Western Asset;
Western Asset		investment officer of certain other investment companies associated with
620 Eighth Avenue		Legg Mason or its affiliates.
New York, NY 10018

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech ‡	115 registered investment companies with $126.2 billion in total assets under management	266 Other pooled investment vehicles with $224.7 billion in assets under management	1025 Other accounts with $284.5 billion in total assets under management*

Stephen A. Walsh ‡	115 registered investment companies with $126.2 billion in total assets under management	266 Other pooled investment vehicles with $224.7 billion in assets under management	1025 Other accounts with $284.5 billion in total assets under management*

Robert Amodeo ‡	24 registered investment companies with $22.7 billion in total assets under management	1 Other pooled investment vehicle with $10.3 billion in assets under management	21 Other accounts with $1.7 billion in total assets under management**

Joseph P. Deane ‡	24 registered investment companies with $22.7 billion in total assets under management	1 Other pooled investment vehicles with $10.3 billion in assets under management	21 Other accounts with $1.7 billion in total assets under management**

David T. Fare ‡	24 registered investment companies with $22.7 billion in total assets under management	1 Other pooled investment vehicles with $10.3 billion in assets under management	21 Other accounts with $1.7 billion in total assets under management**

*	Includes 88 accounts managed, totaling $28 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $0.3 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Performance is reviewed on a 1, 3 and 5 year basis for compensation – with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of May 31, 2008.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	None
Stephen A. Walsh	None
Robert Amodeo	None
Joseph P. Deane	None
David T. Fare	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed Municipals Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Managed Municipals Fund Inc.

Date:	August 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Managed Municipals Fund Inc.

Date:	August 8, 2008

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Managed Municipals Fund Inc.

Date:	August 8, 2008